EXHIBIT INDEX


Exhibit No.    Description                                              Page No.

23.1           Consent of Coopers & Lybrand, L.L.P. (Independent
               Auditors of MBIA Insurance Corporation)


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                                                                    Exhibit 23.1

                         [Coopers & Lybrand Letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                 ---------------

We consent to the incorporation by reference in this Prospectus Supplement of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our firm under the caption "Report of Experts".



                                                 /s/ Coopers & Lybrand L.L.P.
                                                 -------------------------------
                                                 Coopers & Lybrand L.L.P.



January 16, 1997
New York, New York